Tower Portfolio Location
National footprint
Large, geographically diverse portfolio
Low lease churn
Zoning restrictions limit competition
Tenant leases typically include contractual rent
escalators
State Sites % ARRNCF
(1)
Georgia 335 8.4%
Tennessee 313 6.6%
Florida 164 6.6%
North Carolina 245 5.5%
Alabama 282 5.5%
Arkansas 315 4.9%
Texas 334 4.4%
Pennsylvania 226 4.4%
Louisiana 281 4.2%
New York 134 3.9%
Other 2,346 45.4%
Total 4,975 100.0%
Site Location (BTA)
(2)
Site Location (BTA) Site Location (BTA)
(2) (2)
State Breakdown
State Breakdown State Breakdown
56%
22%
10%
12%
0%
20%
40%
60%
Top 100 101 - 200 201 - 300 301 +
SBA Towers
Note: All data for the subsidiaries’ tower portfolio as of October 1, 2006. Percentages may not add due to rounding.
(1) Based on Annualized Run Rate Net Cash Flow as of October 1, 2006.
(2) Represents percentage of Annualized Run Rate Net Cash Flow from Sites within each group of BTAs (Basic Trading Areas). BTAs are ranked by population, with the "Top 100" BTAs representing the
100 highest-populated BTAs out of 493 total BTAs. BTAs are geographic boundaries that segment the U.S. for licensing purposes. The FCC has used BTAs to license a number of wireless services including broadband and narrow band Personal Communication Services.
Exhibit 99.1

201 - 250 ft
20.8%
251 - 300 ft
22.5%
301+ ft
14.5%
150 - 200 ft
31.1%
< 150 ft
11.1%
Monopole
25.9%
Lattice
45.6%
Guyed
24.5%
Multiple and
Other
Structures
4.0%
Tower Height
(2)
Tower Height Tower Height
(2) (2)
Tower Statistics
Structure Type
(3)
Structure Type Structure Type
(3) (3)
Average Tenants per Site:  2.6
Annualized Run Rate Revenue / Site:  $53,880
Annualized Run Rate Tower Cash Flow (“TCF”) / Site: $42,193
(1)
Annualized Run Rate TCF Margin:  78%
Annualized Run Rate Net Cash Flow / Site:  $37,400
Site Financials
Site Financials Site Financials
Note: All data for the subsidiaries’ tower portfolio as of October 1, 2006. Percentages may not add due to rounding.
(1) See Appendix page 36 for definition of Annualized Run Rate Tower Cash Flow (“ARRTCF”).
(2) Percentages represent percent of total number of towers.
(3) Percentages represent percent of Annualized Run Rate Net Cash Flow as of October 1, 2006.

Cingular, 26.6%
Sprint-Nextel, 26.6%
Verizon, 9.7%
T-Mobile, 8.2%
Alltel, 4.4%
Big 4 Affiliates, 3.6%
Other Telephony,
14.4%
Paging, 2.2%
Other Non-Telephony,
3.4%
Government, 1.0%
Tenant Breakdown
Tenant Breakdown Tenant Breakdown
4.4%
(1)
A2/A-/A Alltel
9.7%
(2)
A3/A/A+ Verizon
26.6%
(1)
Baa3/BBB+/BBB+ Sprint Nextel
(3)
8.2%
(1)
A3/A-/A- T-Mobile
(4)
21.0%
(1)
Other
100.0%
(1)
Total
3.6%
(1)
Big 4 Affiliates
26.6%
(2)
Baa1/A/A Cingular
% of Annualized
Run Rate
Revenue
Rating
(2)
(Moody’s/S&P/Fitch) Tenant
Top Tenants
Top Tenants Top Tenants
Note:  All data for the subsidiaries’ tower portfolio as of October 1, 2006. Percentages may not add due to rounding.
(1) May represent ratings of an affiliate.
(2) Ratings as of October 13, 2006.
(3) Sprint Nextel includes Sprint affiliates U.S. Unwired and Gulf Coast.
(4) T-Mobile USA, Inc. is a subsidiary of Deutsche Telekom AG. Rating based on Deutsche Telecom AG.
77% of Annualized Run Rate Revenue from the Sites is derived from tenants with an investment grade rating
(1)
71% of Annualized Run Rate Revenue derived from Big 4 wireless carriers
75% if including Big 4 affiliates
93% of Annualized Run Rate Revenue comes from telephony
Tenant Base

15+ yrs
90.3%
10 - 15 yrs
4.1%
<= 5 yrs
1.4%
5 - 10 yrs
2.1%
Other
2.0%
Tower Capacity / Tenant Lease Terms
Note:  All data for the subsidiaries’ tower portfolio as of October 1, 2006. Percentages may not add due to rounding.
(1) Percentages represent percent of total number of Sites.  There is one Site with no tenants.
(2) Includes renewal options exercisable at the discretion of the tenant.
(3) Remaining term durations are assumed to be one month for oral tenant leases (0.05% of Annualized Run Rate Revenue).
(4) Other includes executed but not yet commenced tenant leases.
Most towers are designed for telephony tenants and have ample capacity for lease up
Currently 2.6 tenants per Site (including 2.2 telephony tenants)
Weighted average remaining term for tenant lease is 20.2 years including renewals exercisable by tenants / 3.3 years excluding renewals
Most tenant leases have automatic renewal provisions
Remaining Tenant Lease Terms
(2) (3)
Remaining Tenant Lease Terms Remaining Tenant Lease Terms
(2) (3) (2) (3)
Highlights
Highlights Highlights
Tenants per Site
(1)
Tenants per Site Tenants per Site
(1) (1)

Tenants
10.9%
3
Tenants
18.5%
2
Tenants
27.9%
1 Tenant
30.6%
5+
Tenants
12.1%
(4)

Ground Lease,
83.1%
Owned,
14.6%
Easement, 2.3%
Real Estate / Ground Lease Terms
91% of the Sites are on land that is owned or controlled by
ground leases for more than 14 years
(1)
90% of Annualized Run Rate Net Cash Flow is on owned
Sites or ground leases that expire beyond 14 years
(1)
Weighted average remaining term:  29.6 years
Land Beneath Tower
(2)
Land Beneath Tower Land Beneath Tower
(2) (2)
Summary
Summary Summary
Note:  All data for subsidiaries’ tower portfolio as of October 1, 2006. Percentages may not add due to rounding.
(1) Includes renewal options exercisable at the discretion of the subsidiaries.
(2) Percentages represent percent of Annualized Run Rate Net Cash Flow.
(3) Includes Sites on owned land and easement Sites.
Non-Ground
Lease,
16.9%
192+,
73.1%
169 to 192,
2.7%
145 to 168,
4.3%
< 145,
3.0%
Remaining Lease Terms (mos)
(2)
Remaining Lease Terms (mos) Remaining Lease Terms (mos)
(2) (2)
(3)